UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 20, 2009

Commission File Number: 000-53665

MEDICAL CARE TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(state or other jurisdiction of incorporation or organization)

22 Notting Hill Gate, Suite 127
London, UK,  X0 W11 3JE
(Address of principal executive offices)

+44 207 526 2128
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Items

On October 13, 2009 Medical Care Technologies Inc., formerly known as AM Oil Resources & Technology Inc. (the “Company”), filed Articles of Merger with the Nevada Secretary of State to effect a merger with its wholly owned subsidiary, Medical Care Technologies Inc. and assume the subsidiary’s name.  The subsidiary was incorporated entirely for the purpose of effecting this name change and the merger did not affect the Company’s Articles of Incorporation or corporate structure in any other way.

The Company has been informed that the name change has been processed by FINRA and has taken effect at the opening of business on November 20, 2009.  In conjunction with the name change the Company has also been granted a new trading symbol.  The Company’s new trading symbol is: MDCE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2009	MEDICAL CARE TECHNOLOGIES INC.
(Registrant)

By: PATRICIA TRACZYKOWSKI Patricia Traczykowski
President, Chief Executive Officer, Director